UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

THE QUIGLEY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Investor presentation dated May 5, 2009:

THE QUIGLEY CORPORATION

The Nature of Human Health

May 2009

Agenda

THE QUIGLEY CORPORATION

- Introductions
- Key Messages
- Corporate Overview
- Quigley Pharma Progress and Update
- OTC Products
- Management, Board of Directors, Corporate Governance
- Why dissident slate is not in the best interest of The Quigley Corporation's stockholders

Introduction

THE QUIGLEY CORPORATION

GUY J. QUIGLEY **Founder, Chairman of the Board, President, and CEO. 20 years with the Company**	20 years experience managing a public company. Extensive expertise in marketing, manufacturing, and business management
GERARD M. GLEESON **Vice President, CFO and a Director. 11 years with the Company**	Prior to becoming CFO, Mr. Gleeson served as corporate controller. Former CFO of a subsidiary of Allergan Inc., (NYSE-AGN).
JACQUELINE F. LEWIS (Independent Director) **Quigley board - 12 years**	President of CPC, a list management and marketing company. Co-founded and managed D. A. Lewis, Inc., a direct mail advertising company for 27 years; founding director Suburban Community Bank and member of its Board.

Key Messages

THE QUIGLEY CORPORATION

- The Quigley Corporation has the right plan to create long-term stockholder value
- The Quigley Corporation has in place a highly-experienced Board and management team with significant industry expertise to enhance stockholder value for long-term growth
- Quigley Pharma has achieved a new unexpected significant milestone in establishing that QR-333 Phase IIb has disease modification potential
- The dissident, and his slate of director nominees who lack OTC and pharmaceutical experience, are trying to gain control of the Quigley Corporation without paying anything to stockholders. Yet, the dissidents have not articulated and do not have any plan for the Company
- We believe the dissidents are seeking to advance a short-term agenda aimed at furthering their own interests that are not aligned with the interests of other stockholders and that would undermine the future growth of the Company

Corporate Overview

THE QUIGLEY CORPORATION

The Quigley Corporation is a natural health medical science company comprised of three business segments:

Quigley Pharma Inc. (Ethical Pharmaceutical)
- Research and Development into potential ethical pharmaceutical products

COLD-EEZE® (Cold Remedy)
- Markets leading OTC consumer cold remedy brands

Quigley Manufacturing Inc. (Contract Manufacturing)
- Manufactures the COLD-EEZE brand of products in Lebanon, PA

Company Evolution and Highlights


Quigley
The Quigley Corporation founded
Company IPO on Nasdaq
COLD-EEZE® brand name established
Positive study of zinc gluconate lozenges for treating the common cold
COLD-EEZE® launched at retail
Darius International founded
Quigley Pharma Inc. founded
QR 441 (a) Broad Spectrum Anti-Viral Begins Pre- Clinical Testing
Quigley Manufacturing Inc. founded
QR-443 2nd Successful Pre-Clinical Anti-Inflamation Study
QR-441(a) Veterinary Antiviral H5N1 Studies in Poultry
QR-333 Phase II b study started
Qr-448(a) Launches Series of Studies on Avian Bronchitis and New Castle Disease
QR-333 shows significant improvements in distal sensory nerve function indicating possible disease modification
QR-336 Pre-Clinical Radio Protectant Studies Begin
QR-333 INDA submitted to FDA
FDA QR-333 IND Meeting
Organix® Cough and sore throat drops launched
Divestiture of Darius International Inc.
KIDS-EEZE® Chest relief product line launched
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Long Term Strategy to Build Stockholder Value

THE QUIGLEY CORPORATION

- Established Quigley Pharma in 2001 to focus on disease states with unmet needs
- Focus on Research & Development in naturally-derived compounds distributed through RX, OTC and Veterinary channels
- Utilize share of profits from successful OTC business (COLD-EEZE®) to self-fund R&D function of Quigley Pharma
- Has self-funded investment of $28 million in Quigley Pharma since inception; no dilution to stockholders
- Position medicinal compounds for sale, license or partnership with "big pharma"
- The Company has in the past considered, and is currently actively considering, the split of its OTC and pharma assets in recognition of the announced success to date of QR333. As it moves further forward, the Company understands that QR333 will require additional outside sources of funding, which may best be achieved in a separated entity.

Quigley Pharma Strategic Relationships

THE QUIGLEY CORPORATION

Scientific Advisory Board	Affiliation	Expertise
Dr. Phillip Raskin	Texas Southern University	Diabetes Complications
Dr. Phillip Low	Mayo Clinic	Author of leading Text in field of Diabetic Peripheral Neuropathy
Professor William McBride	David Geffen School of Medicine – UCLA	Radiation Oncology
Mario Guralnik, Ph.D	Synergy Research Inc.	Contract Research
Yacov Ron	Robert Wood Johnson Medical School	Molecular Genetics and Microbiology - Radiation
Academic Institutions of Excellence		
Dr. Mark Jackwood	University of Georgia	Poultry Veterinary
Professor John Oxford	University of London	Leading Virologist
Dr. Timothy Cummings	Mississippi State University	Poultry Veterinary

Quigley Pharma Research Pipeline (2001–2009)

THE QUIGLEY CORPORATION

Compound	Pre-clinical	I	II	III	IV
QR-333 Diabetic Peripheral Neuropathy					
QR-441(a) QR-448(a) Veterinary Anti-Viral					
QR-440-443-449 Broad Spectrum Anti-Inflammatory					
QR-336 Systemic Radiation					

QR-333
Diabetic Peripheral Neuropathy (DPN)


Timeline QR-333 Diabetic Peripheral Neuropathy
Formulation validation and stability
Phase II study
FDA IND meeting
QR-333 shows significant improvement in distal sensory nerve function indicating possible disease modification
Results from proof of concept study
2003
2004
2005
2006
2007
2008
2009
Human toxicity studies
Two pre-clinical animal toxicity studies

QR-333
Diabetic Peripheral Neuropathy

THE QUIGLEY CORPORATION

Unexpected Phase IIb clinical study showed significant increase in nerve conduction speed and strength of sensory nerve signals indicating potential disease modification

Study Findings Suggest:

- Study drug has potential to stop and/or reverse nerve damage
- Modification of the underlying causes of DPN by directly protecting and possibly restoring nerve function
- Value of QR-333 as potential therapeutic agent may extend beyond relief of symptoms
- These findings necessitate a change in the potential outlook for this investigational new drug
- Tests used to make these clinically and statistically significant determinations were well established, objective methods used to measure the onset and progression of diabetic nerve damage

QR-333
Diabetic Peripheral Neuropathy
Next Steps To Enhance Stockholder Value

THE QUIGLEY CORPORATION

Multiple avenues can be pursued for these formulations and are being evaluated:

- Opportunities include:
  - Potential partnering and licensure with pharmaceutical companies
  - Co-development and co-promotional interests
  - M & A
- Co-Marketing Partner Requirements
  - Immediate presence in diabetes market for quick uptake
  - Expertise in global product development
  - Broad experience in diabetes market
  - Expertise in manufacturing and packaging
- "Big pharma" targets could include: Eli Lilly, Pfizer, Sanofi-Aventis, AstraZeneca, GlaxoSmithKline, Merck, Novo Nordisk, Takeda

THE QUIGLEY CORPORATION

QUIGLEY PHARMA HAS MADE SIGNIFICANT PROGRESS WITH QR-333 AND HAS OTHER POTENTIAL RX FORMULATIONS IN ITS PIPELINE

Quigley Pharma Additional Pipeline Research Programs

THE QUIGLEY CORPORATION

Program Description & Clinical Status:

QR-440-443-449 – Broad Spectrum Anti-Inflamatory

- Anti-Inflammatory compound (naturally derived broad spectrum) to manage, reduce or normalize pro-inflammatory cytokines, decrease free radicals for patients with rheumatoid arthritis, cachexia and metabolic syndrome

QR-441(a) QR-448(a) - Broad Spectrum Anti-Viral

- A naturally derived broad spectrum Anti-viral compound with the demonstrated capacity to prevent the transmission of several viruses within pre-clinical studies
- Current research is focused on Avian Infectious Bronchitis and New Castle Disease for use within the poultry industry
- The Company is currently speaking with 'big pharma" animal drug divisions to determine whether this project can be joint ventured or licensed

QR-336- Ionizing radiation – radio protectant

- QR336 is a standardized concentrated nutrient/phytochemical based formulation - shown in several pre-clinical mouse model studies to decrease the lethality of ionizing radiation

Quigley Pharma Summary

- Uniquely positioned in emerging market for naturally sourced therapeutics
- Several compounds in development from pre-clinical through Phase II trials
- Lead compound (QR-333) targets unmet need for estimated 20 million diabetics at risk for DPN
- Unexpected results of Phase IIb study showing potential disease modification is a significant milestone that creates a value inflection point for this Quigley Corporation intellectual property
- This achievement was self-funded with non-dilutive investment or debt which would impact stockholder value
- Groundwork established for future opportunity developments

Cold-EEZE® Franchise Background

- Over the past 7 years, an investment in COLD-EEZE® growth has been managed in order to generate $28 million in funding to support the Pharma Division

- COLD-EEZE remains a viable brand with consumer and retail trade in all channels and achieved the following:
  - Generated +3.8% CAGR (compounded annual growth rate) growth in factory sales
  - Established and maintained COLD-EEZE as a Top 20 OTC brand within the highly competitive cough/cold category:
    - COLD-EEZE is the #1 Pharmacist Recommended Zinc Cold Treatment
    - Rank #3 Selling Cough Cold Lozenge
    - Rank #18 out of 50 brands (such as Nyquil, Tylenol, Vicks, Mucinex, Claritin, Sudafed, Airborne, etc.) in overall cough cold category last 12 weeks of 2008 (1st half of 2008/2009 cough/cold season)
- Continue to fund Pharma division
- Re-Focus the OTC Cough Cold Product Line:
  - Concentrate on Core 5 COLD-EEZE Lozenge Variety Mix of top selling items
  - Regular and Sugar Free
  - Capitalize on the Sugar Free popularity

The Quigley Corporation Summary

- Management and the Board recognized an enormous opportunity to leverage its expertise in the nutraceutical arena by utilizing capital generated by COLD-EEZE to fund an ethical pharmaceutical initiative, as part of its business plan to achieve long-term stockholder value
- Pharma offers major opportunities with its QR-333 DPN compound for license, sale or partnership opportunities
- Stockholders are kept informed of the business plan and its progress through factual disclosures and press releases
- The Company has reached critical milestones through organic non-dilutive growth.
  - QR-333 is closer than ever to being at a point where the R&D efforts can be marketed and monetized
  - OR-448(a) has undergone continuous testing and is now the subject of conversations with potential licensees and joint venture parties in the animal health industry
  - The Company has monetized its R&D investment in Scar Cream research with a recent license agreement

Management, Board of Directors, Corporate Governance

Focused On Corporate Governance

- Board serves at the pleasure of the stockholders
  - No staggered or classified Board of Directors; all directors stand for election annually
  - Stockholders can call a special meeting

- The Company does not maintain any change of control arrangements or severance agreements

- Decisions concerning nominees for the Board of Directors made by 3 of the independent directors

- Board is actively involved in overseeing the business
  - Conducts frequent meetings

Executive Compensation Discipline

THE QUIGLEY CORPORATION

- Our Board is committed to aligning executive compensation with stockholder interests
- Compensation packages are determined by the Compensation Committee, comprised solely of independent directors
- In December 2008, as part of the Company's efforts to reduce costs amid the economic downturn, the Compensation Committee reduced President and CEO Guy Quigley's salary 18% from $977,000 to $800,000 and reduced Executive Vice President and Chief Operating Officer Charles Phillips salary 18% from $703,000 to $576,000
- The Compensation Committee did not award any of the Company's executives compensation in fiscal 2008 pursuant to the cash incentive portion of the performance-based compensation and has rescinded the cash-incentive portion for executives for fiscal 2009
- The only performance-related incentive in place for 2009 for the Company's named executives is based solely on any increase in the Company's stock price

Seasoned Board of Directors

- Our Board members are highly skilled in public company leadership, marketing, operating, finance, accounting and overall executive management
- Our existing directors, nominated for re-election have extensive public company experience and the necessary depth and breadth in areas critical to the Company's success

GUY J. QUIGLEY **Founder, Chairman of the Board, President, and CEO. 20 years with the Company**	Driving force behind the Company's growth since its inception into a public company with a top selling OTC cold remedy business which funds the pharmaceutical research & development operation. Possessed the foresight to develop the Company into the pharmaceutical research arena by establishing Quigley Pharma Inc.
CHARLES A. PHILLIPS **Co-Founder, Executive Vice President, Chief Operations Officer and a Director. 20 years with the Company**	Founded and operated KPB Enterprises, a gold and diamond mining operation. Mr. Phillips was instrumental in the commercial formulation of the COLD-EEZE product
GERARD M. GLEESON **Vice President, CFO and a Director. 11 years with the Company**	Prior to becoming CFO, Mr. Gleeson served as corporate controller. A former CFO of a subsidiary of Allergan Inc., (NYSE-AGN) a multi-national pharmaceutical company, he has financial management experience in the retail and service industries, and is a Fellow of the Association of Chartered Certified Accountants

Seasoned Board of Directors

JACQUELINE F. LEWIS (Independent Director) **Quigley board - 12 years**	President of CPC, a list management and marketing company. Co-founded and managed D. A. Lewis, Inc., a direct mail advertising company for 27 years; founding director Suburban Community Bank and member of its Board
ROUNSEVELLE W. SCHAUM (Independent Director) **Quigley board - 9 years**	Chairman, Newport Capital Partners, Chairman, California Small Business Development Corp. Director, Patient Portal Technologies (OTCBB:PPRG)
STEPHEN W. WOUCH (Independent Director) **Quigley board – 6 years**	Managing Partner, Wouch, Maloney & Co. (CPAs)
TERRENCE O. TORMEY (Independent Director) **Quigley board – 5 years**	President and Founder, Tormey Consulting Group (sales and marketing), President and CEO, Nelson Professional Sales, President, Medical Phone Company, largest healthcare telephone sales company in the U.S. serving all major U.S. pharma companies

The Dissident Slate Lacks The Necessary Experience

THE QUIGLEY CORPORATION

- Mr. Karkus' slate appears to be largely comprised of friends
- The dissident slate of nominees adds little or no value or expertise to the Quigley Corporation Board of Directors

  As a group, the dissident nominees have:
  - No relevant industry-specific experience
  - Little public company experience (only two nominees have ever served on a public company Board)

The Dissident Slate Lacks Experience

THE QUIGLEY CORPORATION

TED KARKUS **Managing member of Forrester Financial, management consulting**	Opportunistic private investor. No experience serving on a board of a public company. No manufacturing experience. Approached a member of The Quigley Corporation Board in 2008 in attempt to seize control of the Board behind the scenes. Karkus has been adverse to the Company since 2002 and the Company has tried to cooperate with him under a confidentiality and non-disclosure agreement. Karkus has never complained to the board of directors.
MARK BURNETT **Executive Vice President/CFO, MercBloc**	No experience serving on the board of a public company. No experience with a healthcare, pharma, or consumer products company.
JOHN DESHAZO **CEO FBN Construction Company**	No experience serving on the board of a public company. No experience with a healthcare, pharma or consumer products company.
MARK FRANK **Division President, GSW Worldwide**	No experience serving on the board of a public company. No experience operating a pharmaceutical or consumer products company
LOUIS GLECKEL, MD. **Co-Founder ProHealth Care Associates**	Not independent of Ted Karkus. He is Ted Karkus' personal physician. There are a total of 36 counts against him or ProHealth. Related party dealings while Chairman of Invicta.
MARK LEVENTHAL **General Partner, The Beacon Companies**	Real estate developer with no experience serving on the board of a public company.

The Dissident Group Seeks Control But Has No Plan

- Karkus provides no plan to maximize stockholder value
- His "plan of action" is boilerplate, uninspired and uninformed:
  - Review performance, compensation and composition of management
  - Look at structure of the company to maximize profitability
  - Establish strong corporate governance policies to prevent unfair related party transactions
- Reflects no knowledge of the Company's business model, products, operations or markets or long-term strategic plans

False and Misleading Statements by Karkus in Connection with Sale of Darius

THE QUIGLEY CORPORATION

Claim: The Board approved the sale of "key revenue producing assets"

Fact: Darius' revenues were significantly stagnating and decreasing in the three years prior to disposal and the health and wellness segment reported significant operating losses in 2007 and 2006. Revenues and Segment Operating Profits/(losses) for the previous three full fiscal years prior to sale were as follows:

Darius	2007	2006	2005
Revenue	$11,233,879	$15,274,940	$20,473,050
% **Inc/(Dec) over Prior Year**	**(26.5%)**	**(25.4%)**	**.5%**
Operating Profit (Loss)	**($688,111)**	**($1,227,604)**	**$859,956**

Reasons for the sale of Darius, include but are not limited to: Significant losses; potentially better use of resources in focusing on Quigley Pharma; avoidance of damaging litigation issues associated with Darius, one of which is still outstanding with a potential liability of over $200 million at February 28, 2008.

False and Misleading Statements by Karkus in Connection with Sale of Darius

THE QUIGLEY CORPORATION

Claim: The Board approved the sale …"to a company for which the CEO's brother is a major shareholder"

Fact: Prior to the sale of Darius by The Quigley Corporation on February 29, 2008, **Gary Quigley was not a shareholder of Innerlight Holdings Inc**., (the Company's name after the sale)

As Gary Quigley acquired a holding in Innerlight Holdings Inc. **after** the sale, the insinuation of some conflict of interest here is totally false.

Claim: Management sold the Darius division to a related party for "a highly questionable valuation"

Fact: Prior to the sale, a valuation was conducted by **Marcum & Kliegman LLP, Certified Public Accountants and Consultants.** Therefore the assertion of the sale "at a highly questionable valuation" is groundless. In fact, the sale price of $1 million was in ***excess*** of that valuation.

Misleading Statement by Karkus In Connection With Company's Pace of Drug Development

THE QUIGLEY CORPORATION

Claim: Additional funding for R&D would have accelerated the slow, 8 year development in the Pharma division.

Fact: Quigley Pharma drug development is faster than big Pharma and at much lower cost (Source PhRMA-2008 Report)

- $28 million spent on R&D since inception of Quigley Pharma in 2001
- Self-funding business strategy is non-dilutive to stockholders
- Division has achieved substantial progress and milestones
- Typical "big Pharma" Phase 2 starts with 6.5 years of Drug Discovery and pre-clinical work. This is followed by more than 3.5 years into a 7 year phase after IND submission – a total of 10 years to complete Phase 2
- Quigley Pharma completed Phase 2 FASTER than big Pharma and at a fraction of the cost. **QR-333 completed Phase 2 in only 8 years**

THE QUIGLEY CORPORATION

VOTE THE WHITE PROXY CARD

Safe Harbor Statement
Certain Risk Factors

THE QUIGLEY CORPORATION

In addition to historical information, this presentation contains forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, management of growth, competition, pricing pressures on the Company's product, industry growth and general economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

The Company makes no representation that the FDA or any other regulatory agency will grant an Investigational New Drug ("IND") or take any other action to allow its formulations to be studied or marketed. Furthermore, no claim is made that potential medicine discussed herein is safe, effective, or approved by the FDA. Additionally, data that demonstrates activity or effectiveness in animals or in vitro tests do not necessarily mean the formula test compound, referenced herein will be effective in humans. Safety and effectiveness in humans will have to be demonstrated by means of adequate and well controlled clinical studies before the clinical significance of the formula test compound is known. Readers should carefully review the risk factors described in other sections of the filing as well as in other documents the Company files from time to time with the Securities and Exchange Commission.